UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MID PENN BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Mid Penn Bancorp, Inc.
P.O. BOX 8016, CARY, NC 27512-9903
Your vote
matters!
Mid Penn Bancorp, Inc.
Annual Meeting of Shareholders
Tuesday, May 12, 2026 10:00 AM, Eastern Time
Annual Meeting to be held live via the Internet- please visit http://www.proxydocs.com/MPB for more details.
The annual meeting will be held virtually via live webcast. To attend and vote at the annual meeting, all shareholders of record must go to www.proxydocs.com/MPB and register for the meeting by12:00 p.m. EDT on May 11, 2026. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MPB
To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
If you want to receive a paper or e-mail copy of the proxy material, you must request one.
There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 1, 2026.
Meeting Materials: Notice of Meeting and Proxy
Statement & Annual Report or Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On May 12, 2026 For Shareholders of record as of March 13, 2026
To order paper materials, use one of the following methods.
Internet:
www.investorelections.com/MPB
Call:
1-866-648-8133
Email:
paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Your control number
Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
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Mid Penn Bancorp, Inc. Annual Meeting of Shareholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1. Election of Directors
1.01 Thomas R. Brugger
1.02 Albert J. Evans
1.03 Joel L. Frank
1.04 Brian A. Hudson, Sr.
1.05 John E. Noone
2. An advisory vote to approve the compensation of the Corporation’s named executive officers.
3. To ratify the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending
December 31, 2026.